UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 8.01	OTHER EVENTS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1	QUADRAMED CORPORATION PRESS RELEASE, DATED MARCH 15, 2007.

EXHIBIT 99.2	QUADRAMED CORPORATION INVESTMENT COMMUNITY CONFERENCE CALL TRANSCRIPT, DATED MARCH 15, 2007.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 15, 2007, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal year ended December 31, 2006. In addition, the press release announced that management would review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Thursday, March 15, 2007. Due to a typographical error in the presentation of Cash and Cash Equivalents for the fiscal year ended 2006 (unaudited) in the Company’s Condensed Consolidated Statements of Cash Flows, the original press release related to earnings was corrected and replaced by a second press release, issued shortly after the original press release on March 15, 2007.

A copy of the corrected Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 2.02.

ITEM 8.01	OTHER EVENTS

On March 15, 2007, the Company sponsored an investment community conference call to discuss its earnings and other financial results for its fiscal year ended December 31, 2007.

A copy of the transcript of this conference call is furnished as Exhibit 99.2 and is incorporated herein by reference in response to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated March 15, 2007.
Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated March 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2007

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated March 15, 2007.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated March 15, 2007.